Exhibit 10.11

FIRST AMENDMENT TO

FORM OF SEVERANCE

AND CHANGE IN CONTROL AGREEMENT

This First Amendment to the Form of Severance and Change in Control Agreement (the Agreement”) is effective with respect to any Agreement entered into by AAR CORP. (the “Company”) on or after March 19, 2024.

WHEREAS, from time to time the Company and certain employees of the Company enter into the Agreement; and

WHEREAS, the Company now desires to amend the Agreement.

NOW, THEREFORE, upon the recommendation of the Human Capital and Compensation Committee of the Board of Directors of the Company (the “Board”), the Board hereby amends the Agreement, effective with respect to any Agreement entered into by the Company on or after March 19, 2024, as follows:

1.	The Change in Control definition in Section 7(c)(i)(A) is amended by replacing the reference to “20%” with “35%”.

IN WITNESS WHEREOF, this First Amendment to the Agreement has been executed as of the 19th day of March, 2024.

AAR CORP.

By:	John M. Holmes

Chairman, President and Chief Executive Officer

FORM OF AMENDMENT TO

SEVERANCE AND

CHANGE IN CONTROL AGREEMENT

This First Amendment to the Severance and Change in Control Agreement (the Agreement”) by and between [_______] and AAR CORP. (the “Company”), dated as of [_________].

WHEREAS, from time to time the Company and certain employees of the Company enter into the Agreement; and

WHEREAS, the Company and [________] now desires to amend the Agreement.

1.	The Change in Control definition in Section 7(c)(i)(A) is amended by replacing the reference to “20%” with “35%”.

IN WITNESS WHEREOF, this First Amendment to the Agreement has been executed as of the ____ day of March, 2024.

AAR CORP.

By:

[_____________]

Name:

Title:

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